Stock Options, Restricted Stock Incentive, and Dividend Reinvestment Plans	12 Months Ended
Dec. 31, 2015
Employee Benefits And Share Based Compensation [Abstract]
Stock Option, Restricted Stock Incentive, And Dividend Reinvestment Plans [Text Block]

Note 19 – Stock Option, Restricted Stock Incentive, and Dividend Reinvestment Plans

Equity compensation plans

FHN currently has one plan, its shareholder-approved Equity Compensation Plan ("ECP"), which authorizes the grant of new stock-based awards to employees and directors. Most awards outstanding at year end were granted under the ECP, though older stock options and certain deferred stock units remain outstanding under several plans which no longer are active. The ECP authorizes a broad range of award types, including restricted shares, stock units, and stock options. Stock units may be paid in shares or cash, depending upon the terms of the award. The ECP also authorizes the grant of stock appreciation rights, though no such grants have been made. Awards generally have service-vesting conditions, meaning that the employee must remain employed by FHN for certain periods in order for the award to vest. Some outstanding awards also have performance conditions, and one outstanding award has performance conditions associated with FHN's stock price. FHN operates the ECP by establishing award programs, each of which is intended to cover a specific need. Programs are created, changed, or terminated as needs change. Unvested awards have service and/or performance conditions which must be met in order for the shares to vest. On December 31, 2015, there were 7,326,277 shares available for new awards under the ECP. Although the ECP imposes a separate limit on full-value (non-option) awards which is included within the overall limit, at December 31, 2015 the two limits were the same.

Service condition full-value awards. Awards may be granted with service conditions only. In recent years programs using these awards have included an annual program for selected management employees, a mandatory deferral program for executives tied to annual bonuses earned, other mandatory or elective deferral programs, various retention programs, and special hiring-incentive situations. Details of the awards vary by program, but most are settled in shares at vesting rather than cash, and vesting rarely begins earlier than the first anniversary of grant and rarely extends beyond the fourth anniversary of grant. Annual programs tend to use multiple annual vesting dates while retention programs tend to use a single vesting date, but there are exceptions.

Performance condition awards. Under FHN's long-term incentive and corporate performance programs, performance stock units (“PSUs”) (executives) and cash units (selected management employees) are granted annually and vest only if predetermined performance measures are met. The measures are changed each year based on goals and circumstances prevailing at the time of grant. In recent years the performance periods have been three years, with service-vesting on or near the third anniversary of the grant. PSUs granted in 2015 also have a two year post-vest holding period. Recent annual performance awards require pro-rated forfeiture for performance falling between a threshold level and a maximum, but all-or-nothing awards have also been granted. Performance awards sometimes are used to provide a narrow, targeted incentive to a single person or small group; one such award which represents a market performance condition to FHN's CEO is discussed in the next paragraph. Of the annual program awards paid during 2015 or outstanding on December 31, 2015: performance conditions related to the 2012 units were met at the 87.5 percent payout level and were paid in 2015; the three-year performance period of the 2013 units has ended but performance is measured relative to peers and has not yet been determined; and, the three-year performance periods for the 2014 and 2015 units have not ended.

Market condition award. In 2012, FHN made a special grant of performance stock units to FHN's Chief Executive Officer which will vest at the end of a five year performance period. The award has no provision for pro-rated payment based on partial performance. The award's two alternative performance goals are: FHN's common stock price achieves and maintains a certain level for a certain period of time; or FHN's total shareholder return during the entire period achieves a certain level.

Director awards. Non-employee directors receive cash and annual grants of service-conditioned stock units under a program approved by the board of directors. Some units are settled in cash, and others are settled in shares, at vesting in the year following the year of grant. In 2014 and 2015 each director received $45,000 and $65,000, respectively of stock units, representing a portion of their annual retainer, that were settled in shares. In 2014 directors also received stock units settled in cash. These cash-settled units were granted in lieu of cash meeting fees. The amount of such units each director received varied with committee assignment. A supplemental annual award of cash-settled stock units also was granted to the lead director. Prior to 2007 the board granted 8,930 shares of restricted stock to each new non-employee director upon election to the board, with restrictions lapsing at a rate of ten percent per year. That program was discontinued in 2007, although one legacy award remains outstanding. In addition, prior to 2005 directors could elect to defer cash compensation in the form of discount-priced stock options, some of which remain outstanding.

Stock and stock unit awards. A summary of restricted and performance stock and unit activity during the year ended December 31, 2015, is presented below:

	Shares/Units	Weighted average grant date fair value (per share) (a)
Nonvested on January 1, 2015	3,355,145	$10.51
Shares/units granted	1,208,446	13.90
Shares/units vested	(968,612)	10.23
Shares/units cancelled	(122,555)	10.24
Nonvested on December 31, 2015	3,472,424	$10.73

The weighted average grant date fair value for shares/units granted in 2014 and 2013 was $11.62 and $10.63, respectively.

On December 31, 2015, there was $22.0 million of unrecognized compensation cost related to nonvested restricted stock awards. That cost is expected to be recognized over a weighted-average period of 2.8 years. The total grant date fair value of shares vested during 2015, 2014 and 2013, was $9.9 million, $15.5 million and $13.8 million, respectively.

Stock option awards. Currently FHN operates only a single option program, calling for annual grants of service-vested options to executives. In the past, however, option programs varied widely in their uses and terms, and many old-program options, granted under the ECP or its predecessor plans, remain outstanding today. Except for substitute options (discussed below), all options granted since 2005 provide for the issuance of FHN common stock at a price fixed at its fair market value on the grant date. Except for substitute options, all options granted since 2008 vest fully no later than the fourth anniversary of grant, and all such options expire seven years from the grant date. Substitute options can be issued under the ECP in exchange for options of an acquired company that are canceled in a merger. The price, vesting, expiration, and other terms of the substitute options economically mirror those of the canceled options. FHN issued substitute options in the TAF transaction which closed in October, 2015. A deferral program, which was discontinued in 2005, allowed for foregone compensation plus the exercise price to equal the fair market value of the stock on the date of grant if the grantee agreed to receive the options in lieu of compensation. Deferral options granted prior to January 2, 2004, expire 20 years from the grant date, while those granted in the final year of that program have only ten-year terms.

The summary of stock option activity for the year ended December 31, 2015, is shown below:

	Options Outstanding	Weighted Average Exercise Price (per share)	Weighted Average Remaining Contractual Term (years)	Aggregate Intrinsic Value (thousands)
January 1, 2015	7,791,107	$17.18
Options granted	595,229	11.68
Options exercised	(664,196)	10.43
Options expired/cancelled	(202,413)	25.98
December 31, 2015	7,519,727	17.11	3.37	$14,939
Options exercisable	6,008,325	18.46	3.03	10,728
Options expected to vest	1,511,402	11.73	4.76	4,212

The total intrinsic value of options exercised during 2015 and 2014 was $2.8 million and $.4 million, respectively. The total intrinsic value of options exercised during 2013 was immaterial. On December 31, 2015, there was $1.4 million of unrecognized compensation cost related to nonvested stock options. That cost is expected to be recognized over a weighted-average period of 2.6 years.

FHN granted 595,229, 592,551 and 866,742 stock options with a weighted average fair value of $4.01, $3.50 and $3.21 per option at grant date in 2015, 2014 and 2013, respectively.

FHN used the Black-Scholes Option Pricing Model to estimate the fair value of stock options granted in 2015, 2014, and 2013 with the following assumptions:

	2015	2014	2013
Expected dividend yield	1.68%	1.70%	1.84%
Expected weighted-average lives of options granted	6.18 years	6.15 years	6.12 years
Expected weighted-average volatility	32.26%	33.79%	36.19%
Expected volatility range	23.67 - 40.85%	24.55 - 61.49%	27.27 - 62.98%
Risk-free interest rate	1.68%	1.96%	1.16%

Expected lives of options granted are determined based on the vesting period, historical exercise patterns and contractual term of the options. FHN uses a blend of historical and implied volatility in determining expected volatility. A portion of the weighted average volatility rate is derived by compiling daily closing stock prices over a historical period approximating the expected lives of the options. Additionally, because of market volatility due to economic conditions and the impact on stock prices of financial institutions, FHN also incorporates a measure of implied volatility so as to incorporate more recent market conditions that are considered to better reflect future volatility.

Compensation Cost. The compensation cost that has been included in income from continuing operations pertaining to stock-based awards was $13.8 million, $11.4 million, and $16.1 million for 2015, 2014, and 2013, respectively. The corresponding total income tax benefits recognized were $5.3 million in 2015, $4.4 million in 2014, and $6.2 million in 2013.

Authorization. Consistent with Tennessee state law, only authorized, but unissued, stock may be utilized in connection with any issuance of FHN common stock which may be required as a result of stock based compensation awards. FHN frequently obtains authorization from the Board of Directors to repurchase any stock that may be issued at the time a plan is approved or amended. These authorizations are automatically adjusted for stock splits and stock dividends. Repurchases are authorized to be made in the open market or through privately negotiated transactions and will be subject to market conditions, accumulation of excess equity, legal and regulatory restrictions, and prudent capital management. FHN does not currently expect to repurchase a material number of shares under the compensation plan-related repurchase program during 2016.

Dividend reinvestment plan. The Dividend Reinvestment and Stock Purchase Plan authorizes the sale of FHN’s common stock from stock acquired on the open market to shareholders who choose to invest all or a portion of their cash dividends or make optional cash payments of $25 to $10,000 per quarter without paying commissions. The price of stock purchased on the open market is the average price paid.